UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2016

MID PENN BANCORP, INC.

(Exact Name of Registrant as Specified in its Charter)

Pennsylvania	1-13677	25-1666413
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification Number)

349 Union Street
Millersburg, Pennsylvania	1.866.642.7736	17061
(Address of Principal Executive Offices)	(Registrant’s telephone number, including area code)	(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□⁭	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□⁭	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□⁭	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□⁭	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

MID PENN BANCORP, INC.

CURRENT REPORT ON FORM 8-K

Item 7.01	Regulation FD Disclosure

Executive Officers of Mid Penn Bancorp, Inc. will attend meetings with various institutional investors and analysts to be held beginning on September 13, 2016. The Mid Penn Bancorp, Inc. Investor Presentation and Mid Penn Bancorp Investment Analysis to be reviewed and discussed with the institutional investors and analysts during these meetings are attached as Exhibits 99.1 and 99.2 to this Current Report, respectively, and are incorporated herein by reference. No part of this Current Report shall be deemed “filed” for any purpose.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

99.1	Investor Presentation, September 2016, of Mid Penn Bancorp, Inc.
99.2	Investment Analysis for Mid Penn Bancorp, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MID PENN BANCORP, INC. (Registrant)
Date: September 13, 2016	By:	/s/ Michael D. Peduzzi
Michael D. Peduzzi
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description
99.1	Investor Presentation, September 2016, of Mid Penn Bancorp, Inc.
99.2	Investment Analysis for Mid Penn Bancorp, Inc.